UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 30, 2012

CKE Restaurants, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11313 and 333-169977	33-0602639
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6307 Carpinteria Ave., Ste. A, Carpinteria, California		93013
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(805) 745-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 30, 2012, CKE Inc., the parent company of CKE Restaurants, Inc., announced the launch of an initial public offering of 13,333,334 shares of its common stock at an anticipated public offering price between $14.00 and $16.00 per share. Of the shares, 6,666,667 are being offered by CKE Inc. and 6,666,667 are being offered by the sole stockholder of CKE Inc. A copy of CKE Inc.’s press release is attached hereto as Exhibit 99.1.

A registration statement (Registration No. 333-181504) relating to these securities has been filed by CKE Inc. with the Securities and Exchange Commission but has not yet become effective.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished solely for the purposes of Item 8.01 of this Form 8-K:

99.1 Press Release of CKE Inc. issued July 30, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE Restaurants, Inc.

July 30, 2012	By:	/s/ Theodore Abajian

Name: Theodore Abajian
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of CKE Inc. issued July 30, 2012